Net Income per Ordinary Share (Notes)	12 Months Ended
Dec. 31, 2019
Net Income per Ordinary Share [Abstract]
Earnings Per Share [Text Block]	Net income per ordinary share
Basic net income per ordinary share is calculated by:

•	Dividing net income by the weighted average number of ordinary shares outstanding for that period;
The dilutive effect is calculated using the treasury stock method by:

•	Dividing net income by the weighted average number of ordinary shares outstanding for that period plus shares applicable to options and conditional shares
Excluded from the diluted weighted average number of shares outstanding calculation are cumulative preference shares contingently issuable to the preference share foundation, since they represent a different class of stock than the ordinary shares.
The basic and diluted net income per ordinary share has been calculated as follows:

Year ended December 31	2017	2018	2019
(in millions, except per share data)	€	€	€

Net income	2,066.7	2,591.6	2,592.3

Weighted average number of shares outstanding	429.8	424.9	420.8
Basic net income per ordinary share	4.81	6.10	6.16

Weighted average number of shares outstanding	429.8	424.9	420.8
Plus shares applicable to
Options and conditional shares	1.8	1.5	0.9

Dilutive potential ordinary shares	1.8	1.5	0.9
Diluted weighted average number of shares	431.6	426.4	421.6
Diluted net income per ordinary share [1]	4.79	6.08	6.15

1.
The calculation of diluted net income per ordinary share assumes the exercise of options issued under our stock option plans and the issuance of shares under our share plans for periods in which exercises or issuances would have a dilutive effect. The calculation of diluted net income per ordinary share does not assume exercise of options when exercise would be anti-dilutive.